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                                                                   EXHIBIT 10.35

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     This Assignment and Assumption Agreement (this "Assignment") dated as of October 1, 1999 is entered into between Imperial Bank, a California banking corporation ("Assignor"), and Imperial Credit Industries, Inc., a California corporation ("Assignee"), with reference to the following facts:

     A. Assignor, as Seller, and Assignee, as Buyer, previously entered into that certain Asset Purchase Agreement dated as of October 1, 1999 (the "Purchase Agreement");

     B. Pursuant to the terms of the Asset Purchase Agreement, Assignor is conveying to Assignee all of Assignor's right, title and interest in certain contracts and agreements more fully described in Exhibit A hereto (the "Contracts").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1.   Assignment. Assignor hereby assigns, conveys, transfers and sets over
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to Assignee all of Assignor's rights related to or connected with the Contracts.

     2.   Assumption. Assignee hereby:
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          (a)  accepts the foregoing Assignment; and

          (b) assumes and agrees to perform all of the obligations of Assignor under the Contracts.

     3.   Further Assurances. Assignor and Assignee each agree to execute such
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other documents and perform such other acts as may be necessary or advisable to effect the intent of this Assignment.
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     4.   Counterparts. This Assignment may be executed in one or more
          ------------
counterparts, each of which shall be deemed a part of an original and all of which shall constitute one and the same Assignment.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

                                   Assignor:

                                   Imperial Bank, a California corporation

                                   By: ___________________________________
                                       Title: ____________________________

                                   By: ___________________________________
                                       Title: ____________________________

                                   Assignee:

                                   Imperial Credit Industries, Inc., a
                                   California corporation

                                   By: ___________________________________
                                       Title: ____________________________

                                   By: ___________________________________
                                       Title: ____________________________

                                       2
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                                   EXHIBIT A

1.   Adrian Ward -- Consultant

2.   Collection Administration Agreement -- TYLK LLC

3.   Collection Administration Agreement -- Echo Lake Productions, LLC

4.   FIDEC -- 50% participation in loan guarantee

5.   KBL Participations Konprod Inc. Loan #: 776025188-3

6.   KBL Participations -- Contre Films Loan #: 776025169-5

7.   KBL Participations -- Kudzu Prod. Loan #: 775075217-3

8.   Agent for KBL--LTZ II, Inc.

9.   Agent for KBL -- Cheese Sandwich, Inc.

10.  Agent for KBL -- Muse Prods (Tracker), Inc.

11.  Contemporary Versions/Crystal Sly One More Loan (1)

12.  License agreement re: Use of Lewis Horwitz's name

13.  Maintenance agreement -- Pacific Plants

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     (1)  These represent loan commitments for multiple films. In each case the borrower is the same for all films and the loans are cross-collateralized.